EXHIBIT 10.4

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of July 19, 2012, is among GLOBAL POWER EQUIPMENT GROUP INC., a Delaware corporation (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders, Swingline Lender and Issuing Lender (the “Administrative Agent”), and the Lenders (as defined in the Credit Agreement defined below) signing this Second Amendment.

BACKGROUND

A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of February 12, 2012, as amended by that certain First Amendment to Credit Agreement and First Amendment to Security Agreement, dated as of April 25, 2012 (as amended, the “Credit Agreement”). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

B. The Borrower has requested (i) certain amendments to the Credit Agreement and (ii) a waiver of a post-closing requirement set forth in item 4 on Schedule 7.17 to the Credit Agreement (the “Post-Closing Requirement”).

C. The Lenders and the Administrative Agent hereby agree to amend the Credit Agreement and waive the Post-Closing Requirement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Required Lenders and the Administrative Agent covenant and agree as follows:

1. AMENDMENTS TO CREDIT AGREEMENT.

(a) Section 1.1 of the Credit Agreement is hereby amended by adding the defined terms “Extended Letter of Credit” and “Minimum Collateral Amount” thereto in proper alphabetical order to read as follows:

“Extended Letter of Credit” has the meaning assigned thereto in Section 3.1(c).

“Minimum Collateral Amount” has the meaning assigned thereto in Section 7.20.

(b) Section 3.1(a) of the Credit Agreement is hereby amended to read as follows:

(a) Availability. Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Lenders set forth in Section 3.4(a), agrees to issue standby letters of credit (the “Letters of Credit”) denominated in Dollars or one or more Alternative Currencies for the account of the Borrower on any Business Day from the Closing Date through but not including the fifth (5th) Business Day prior to the Revolving Credit Maturity Date in such form as may be approved from time to time by the Issuing Lender; provided, that the Issuing Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (a) the L/C Obligations would exceed the L/C Commitment, (b) the Revolving Credit Outstandings would exceed the Revolving Credit Commitment or (c) the Alternative Currency Outstandings would exceed the Alternative Currency Sublimit. Each Letter of Credit shall (i) be denominated in a Permitted Currency in a minimum amount to be agreed to by the Issuing Lender, (ii) be a standby letter of credit issued to support obligations of the Borrower or any of its Subsidiaries, contingent or otherwise, incurred in the ordinary course of business, (iii) be in a form satisfactory to the Issuing Lender, (iv) unless otherwise approved by the Issuing Lender, expire on a date no more than twelve (12) months after the date of issuance or last renewal of such Letter of Credit which date shall be no later than the fifth (5th) Business Day prior to the Revolving Credit Maturity Date (provided, in any event, the expiry date may extend beyond such date if the requirements of Section 3.1(c) below are satisfied) and (v) be subject to the Uniform Customs and/or ISP98, as set forth in the Letter of Credit Application or as determined by the Issuing Lender and, to the extent not inconsistent therewith, the laws of the State of New York. No Issuing Lender shall at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause such Issuing Lender or any L/C Participant to exceed any limits imposed by, any Applicable Law. References herein to “issue” and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any outstanding Letters of Credit, unless the context otherwise requires.

(c) Section 3.1 of the Credit Agreement is hereby amended by adding a new subsection (c) thereto to read as follows:

(c) Extended Letters of Credit. Notwithstanding anything in clause (iv) of the second sentence of Section 3.1(a) above to the contrary, a Letter of Credit may have an expiry date that would occur after the date that is five (5) Business Days prior to the Revolving Credit Maturity Date but that is not beyond one (1) year after the Revolving Credit Maturity Date (each such issued Letter of Credit, an “Extended Letter of Credit”), provided that each such Extended Letter of Credit shall be Cash Collateralized in accordance with Section 7.20.

(d) Article VII of the Credit Agreement is hereby amended by adding a new Section 7.20 to the end thereof to read as follows:

Section 7.20 Cash Collateralization of Extended Letters of Credit. The Borrower shall provide Cash Collateral (in an amount equal to 105% of the maximum Dollar Amount of each Extended Letter of Credit, calculated in accordance with Section 1.10 (the “Minimum Collateral Amount”)) to the Issuing Lender with respect to each Extended Letter of Credit no later than thirty (30) days prior to the Revolving Credit Maturity Date; provided that if the Borrower fails to provide Cash Collateral with respect to any such Extended Letter of Credit by such time, such event shall be treated as a drawing under each such Extended Letter of Credit (in an amount equal to 105% of the maximum Dollar Amount of each such Extended Letter of Credit, calculated in accordance with Section 1.10), which shall be reimbursed (or participations funded therein) in accordance with Sections 3.4 and 3.5, with the proceeds being used to provide Cash Collateral for such Extended Letter of Credit. If at any time the Issuing Lender determines that the Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by the Issuing Lender, pay or provide to the Issuing Lender additional Cash Collateral in an amount sufficient to eliminate such deficiency. All Cash Collateral shall be maintained in blocked accounts with the Issuing Lender. The Borrower shall pay on demand therefor all customary account opening, activity and other administrative fees and charges in connection with the maintenance of the Cash Collateral.

(e) Section 9.1(d) of the Credit Agreement is hereby amended to read as follows:

(d) Default in Performance of Certain Covenants. Any Credit Party shall default in the performance or observance of any covenant or agreement contained in Sections 7.1, 7.2(a), 7.3(a), 7.4 (with respect to such Person’s legal existence), 7.13, 7.14, 7.15, 7.16, 7.18, 7.20 or Article VIII.

2. WAIVER. The Required Lenders hereby (a) waive any Default or Event of Default that has occurred or may occur under the Credit Agreement as a result of the failure of the Borrower to obtain the consent of Washington Group International, Inc. dba Washington Division of URS Corporation to the grant of the Lien by the Borrower in the rights of the Borrower in the Permitted Servicing Joint Venture of the Borrower and Washington Group International, Inc. dba Washington Division of URS Corporation as required by item 4 on Schedule 7.17 to the Credit Agreement and (b) agree that the Borrower shall have no further obligation to obtain such consent. The waiver provided herein does not affect any other covenant or provision of the Credit Agreement or any other Loan Document.

3. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the waiver provided in Section 2 hereof:

(a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, on and as of the date hereof as if made on and as of such date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects on and as of the date hereof as if made on and as of such date, (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date);

(b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c) (i) the Borrower has full power and authority to execute and deliver this Second Amendment, (ii) this Second Amendment has been duly executed and delivered by the

Borrower, and (iii) each of this Second Amendment and the Credit Agreement, each as amended hereby, constitutes the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies, regardless of whether considered in a proceeding in equity or at law;

(d) neither the execution, delivery and performance of this Second Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which the Borrower is a party or by which any of its properties may be bound or any Governmental Approval relating to the Borrower, except to the extent such conflict, breach or default, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; and

(e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not already obtained (including the Board of Directors (or other similar governing body) of the Borrower) is required for the execution, delivery or performance by the Borrower of this Second Amendment.

4. CONDITIONS TO EFFECTIVENESS. This Second Amendment shall be effective as of July 19, 2012, subject to satisfaction or completion of the following:

(a) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Required Lenders;

(b) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Borrower and acknowledged by each Subsidiary Guarantor;

(c) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

5. REFERENCE TO THE CREDIT AGREEMENT.

(a) Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

(b) The Credit Agreement, as amended and modified by this Second Amendment, shall remain in full force and effect and is hereby ratified and confirmed.

6. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

7. SUBSIDIARY GUARANTOR’S ACKNOWLEDGMENT. By signing below, each Subsidiary Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Second Amendment, (b) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty Agreement are not released, diminished, waived, modified, impaired or affected in any manner by this Second Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under the Subsidiary Guaranty Agreement, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, the Subsidiary Guaranty Agreement.

8. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Second Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

9. GOVERNING LAW. This Second Amendment and the other Loan Documents and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Second Amendment or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECOND AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

11. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

12. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, this Second Amendment is executed as of the date first set forth above.

BORROWER:

GLOBAL POWER EQUIPMENT GROUP INC.

By:	/s/ David L. Willis
Name:	David L. Willis
Title:	Senior Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Secured Creditor, Swingline Lender, the Issuing Lender and Lender

By:	/s/ Andrew M. Widmer
Name:	Andrew M. Widmer
Title:	Vice President

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Chris Dolence
Name:	Chris Dolence
Title:	Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Allen K. King
Name:	Allen K. King
Title:	SVP

ACKNOWLEDGED AND AGREED TO:

AS SUBSIDIARY GUARANTORS:

WILLIAMS INDUSTRIAL SERVICES GROUP, L.L.C.

By:	/s/ David L. Willis
Print Name:	David L. Willis
Print Title:	Chief Financial Officer

BRADEN MANUFACTURING, L.L.C.

By:	/s/ David L. Willis
Print Name:	David L. Willis
Print Title:	Chief Financial Officer

WILLIAMS INDUSTRIAL SERVICES, LLC

By:	/s/ David L. Willis
Print Name:	David L. Willis
Print Title:	Chief Financial Officer

WILLIAMS SPECIALTY SERVICES, LLC

By:	/s/ David L. Willis
Print Name:	David L. Willis
Print Title:	Chief Financial Officer

WILLIAMS PLANT SERVICES, LLC

By:	/s/ David L. Willis
Print Name:	David L. Willis
Print Title:	Chief Financial Officer

CONSTRUCTION & MAINTENANCE PROFESSIONALS, LLC

By:	/s/ David L. Willis
Print Name:	David L. Willis
Print Title:	Chief Financial Officer

WILLIAMS GLOBAL SERVICES, INC.

By:	/s/ David L. Willis
Print Name:	David L. Willis
Print Title:	Chief Financial Officer